SEMIANNUAL REPORT November 30, 2002


                  Nuveen
    Municipal Closed-End
         Exchange-Traded
                   Funds

                         SELECT MATURITIES
                         NIM

Photo of: Girl and woman looking at starfish.
Photo of: Couple walking.

             DEPENDABLE,
         TAX-FREE INCOME
                 BECAUSE
 IT'S NOT WHAT YOU EARN,
  IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

RECEIVE YOUR
   NUVEEN
      FUND
   UPDATES
FASTER
    THAN EVER!

By registering for online access, you can view and save on your computer the Fund information you currently receive in the mail. This information then can be retrieved any time, and you can select only the specific pages you want to view or print.

Once you sign up, you'll receive an e-mail notice the moment Fund reports are ready. This notice will contain a link to the report - all you have to do is click on the internet address provided. You'll be saving time, as well as saving printing and distribution expenses for your Fund.

Registering for electronic access is easy and only takes a few minutes. (see instructions at right)

Your e-mail address is strictly confidential and will not be used for anything other than notifications of shareholder information.

And if you decide you don't like receiving your reports electronically, it's a simple process to go back to regular mail delivery.


Logo: NUVEEN Investments


  SIGN UP TODAY -- HERE'S ALL YOU NEED TO DO...

  IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

  COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

  FOLLOW THE STEPS OUTLINED BELOW:
--------------------------------------------------------

1    Go to WWW.INVESTORDELIVERY.COM

2 Look at the address sheet that accompanied this report. Enter the personal 13-CHARACTER ENROLLMENT NUMBER imprinted near your name on the address sheet.

3 You'll be taken to a page with several options. Select the NEW ENROLLMENT-CREATE screen. Once there, enter your e-mail address (e.g. yourID@providerID.com), and a personal, 4-digit PIN of your choice. (Pick a number that's easy to remember.)

4 Click Submit. Confirm the information you just entered is correct, then click Submit again.

5 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

6 Use this same process if you need to change your registration information or cancel internet viewing.


  IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

  COME DIRECTLY TO YOU FROM NUVEEN,

  FOLLOW THE STEPS OUTLINED BELOW:
---------------------------------------------------------

1    Go to WWW.NUVEEN.COM

2 Select the Access Account tab. Select the E-REPORT ENROLLMENT section. Click on Enrollment Page.

3 You'll be taken to a screen that asks for your Social Security number and e-mail address. Fill in this information, then click Enroll.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.

Photo of: Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: "I URGE YOU TO CONSIDER RECEIVING FUTURE FUND REPORTS AND OTHER FUND INFORMATION THROUGH THE INTERNET AND BY E-MAIL... SEE THE INSIDE FRONT COVER OF THIS REPORT FOR STEP-BY-STEP INSTRUCTIONS."

Dear
  SHAREHOLDER

Once again, I am pleased to write that during the period covered by this report your Nuveen Fund continued to meet its objective of providing monthly income free from federal income taxes. Detailed information on your Fund's performance can be found in the Portfolio Manager's Comments and on the Performance Overview pages within this report. Please take the time to read them.

In addition to providing regular tax-free income, we believe that a municipal bond investment like your Nuveen Fund also may offer opportunities to reduce the risk of your overall investment portfolio. This is because the prices of municipal bonds may move differently than the prices of the common stocks, mutual funds or other investments you may own. Since one part of your portfolio may be going up when another is going down, portfolio diversification may reduce your overall risk. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

I also urge you to consider receiving future Fund reports and other Fund information through the Internet and by e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower your Fund expenses. Sign up is quick and easy - see the inside front cover of this report for step-by-step instructions.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Nuveen Fund to those seeking to accumulate and preserve wealth. Our commitment to careful research, constant surveillance and judicious trading by our seasoned portfolio management team has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you meet your financial objectives. We thank you for choosing us as a partner as you work toward that goal.



Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

January 15, 2003

Nuveen Select Maturities Municipal Fund
(NIM)

Portfolio Manager's
              COMMENTS

Portfolio manager John Miller discusses U.S. economic conditions, key investment strategies, and the recent performance of the Fund. John, who has nine years of municipal market experience, assumed portfolio management responsibility for NIM in 2001.


WHAT WERE THE MAJOR FACTORS AFFECTING THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?

In many ways, economic and market conditions did not significantly change since the last shareholder report dated May 2002. We believe the most influential factors affecting the U.S. economy and the municipal market continued to be the slow pace of economic growth and interest rates that remained at 40-year lows. The ongoing threat of terrorism and continued geopolitical uncertainty also had an economic impact during this reporting period.

In the municipal market, the sluggish economic recovery and lack of inflationary pressures helped many bonds perform well during much of 2002. However, during October and, to a lesser degree, November 2002, the market environment for all fixed income investments was negatively impacted by a rebound in the equity markets, which appeared to prompt some investors to sell fixed income products and purchase common stocks.

During the first eleven months of 2002, new municipal supply nationwide reached a record $328 billion, a 27% increase over January-November 2001 levels. Demand for municipal bonds also remained strong over most of this period, as many individual investors continued to seek investments offering tax-free income and diversification for their portfolios. Institutional investors, especially traditional municipal bond purchasers such as property/casualty insurance companies, also were active municipal buyers.


HOW DID NIM PERFORM OVER THE TWELVE MONTHS ENDED NOVEMBER 30, 2002?

Results for the Nuveen Select Maturities Municipal Fund as well as relevant benchmarks are presented in the table below.



                                   TOTAL RETURN         LEHMAN       LIPPER
                  MARKET YIELD           ON NAV  TOTAL RETURN1     AVERAGE2
---------------------------------------------------------------------------
                                         1 YEAR         1 YEAR       1 YEAR
                          TAXABLE-        ENDED          ENDED        ENDED
             11/30/02  EQUIVALENT3     11/30/02       11/30/02     11/30/02
---------------------------------------------------------------------------
NIM             5.39%        7.70%       -0.04%          7.02%        4.12%
---------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the Performance Overview in this report.


For the twelve months ended November 30, 2002, NIM's total return significantly trailed both the Lehman Brothers 7-Year Municipal Bond Index as well as its Lipper peer group average. We believe some of this disappointing performance can be attributed to general market factors, and the rest to a few specific holdings within the Fund's portfolio.

Looking at the general market context, one important dynamic was the relatively short duration4 of the Fund, even after taking its intermediate-term positioning into account. Generally, longer duration funds would be expected to perform better than shorter duration funds during periods of falling interest rates - as was the case during much of the reporting period. As of November 30, 2002, NIM had a duration of 4.93, compared with 5.45 for the Lehman Index. Another general market factor was the widening of credit spreads over much of the reporting period. During periods of economic uncertainty, higher rated bonds may often perform better than lower rated bonds. This was the general market pattern over much of this reporting period. As of November 30, 2002, NIM had about 24% of its portfolio in bonds rated BBB or lower.


1 The total annual return on common share net asset value (NAV) for NIM is compared with the total annual return of the Lehman Brothers 7-Year Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds with maturities ranging from six to eight years. Results for the Lehman index do not reflect any expenses.

2 NIM's total return is compared with the average annualized return of the nine funds in the Lipper General and Insured Unleveraged Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements.

Part of the reason for this relatively large portion of lower-rated bonds were the Fund's holdings of distressed or nonperforming issues. As one example, the Fund held several bonds backed by private air carriers. The value of these bonds fell over the past year, in part due to the general decline in passenger volume that affected many airlines and in part due to the possibility of a bankruptcy declaration by United Air Lines. (United filed for bankruptcy protection on December 9, 2002.) Specifically, NIM held a $3.45 million par value position in United-backed bonds that fell in market value to 19 cents on the dollar from 61 cents over the twelve month period. The Fund also held a $4.5 million par value position in American Airlines bonds, which declined to 62 cents from 89 cents over the same period. Looking at the Fund's United bonds, we believe the positions we hold support important, ongoing operations, and that United has every intention of continuing to honor the obligations underlying these securities. Over the longer-term, we believe air travel will remain a major component of transportation in this country, and we think these airline-backed bonds, at their current depressed levels, are positioned to appreciate in value if and when the outlook for these companies improves.

NIM's performance also was negatively impacted by credit issues involving two other holdings: a $5 million par value position in Erie County (New York) bonds issued for CanFibre of Lackawanna and $1.2 million par value holding of bonds issued for Winslow Memorial Hospital (Arizona). The CanFibre bonds, which funded a wood particle board facility, continued to depreciate following the failure of a restructuring plan, falling to 21 cents on the dollar from 41 cents over the year period. We are currently actively involved in talks regarding the sale of this facility. The Winslow Hospital bonds also depreciated over the twelve months ended November 30, 2002, to 68 cents from 96 cents, due to the poor financial performance of this small, non-rated hospital.

Together, these airline, industrial and health care holdings totaled approximately 11% of the par value of the bonds held by the Fund. We were disappointed that several unrelated credit issues occurred more or less simultaneously within the portfolio of this one Fund. All of these distressed bonds are in various stages of recovery or workout, and we continue to monitor each situation carefully. In each case, we intend to pursue our rights and opportunities vigorously and will be guided by what we believe is in the best long-term interests of the Fund's shareholders.

Because of this recent performance, we have subsequently reviewed our research and investment procedures. We are convinced they remain fundamentally sound, and we are ready to evolve our systems as needed to meet future market and investment conditions.


HOW WERE NIM'S DIVIDEND AND SHARE PRICE AFFECTED?

During the year ended November 30, 2002, the need to reinvest the proceeds from called and maturing bonds in today's relatively lower interest rate environment, combined with the credit issues discussed above, resulted in two dividend cuts in NIM. Over the course of this twelve-month period, both the share price and the net asset value of NIM declined. The Fund moved from trading at a premium to its common share net asset value to trading at a discount as of November 30, 2002 (see charts on the Performance Overview page).

WHAT KEY STRATEGIES WERE USED TO MANAGE NIM DURING THE YEAR ENDED NOVEMBER 30, 2002?

Over the twelve month period, our strategic focus was on enhancing the Fund's dividend-paying capability whenever possible, mitigating potential call risk, and working to resolve the specific credit issues noted earlier.

In September 2002, NIM marked its 10-year anniversary, a period often characterized by an increase in call exposure. As part of our efforts to enhance the Fund's call protection, we sold several bonds with short call dates and reinvested the proceeds in bonds that we believe added long-term value for our shareholders. Over the twelve months ended November 30, 2002, we worked through much of NIM's 2002 and 2003 call exposure. Among the bonds added to the Fund were a select number of BBB credits that were offered at very attractive prices and that also fit our call and dividend strategies. One of these additions was a $2 million purchase of bonds issued for Olin Corporation, the manufacturer of Winchester rifles and ammunition. These bonds, which offered a 6.75% coupon, have appreciated approximately 11% since our purchase and could continue to benefit as the federal government increases defense spending.

In the current geopolitical and economic climate, we believe improving credit quality is a key requirement. As noted earlier, about one-quarter of the Fund's portfolio is rated BBB or lower. We are attempting to counterbalance this exposure with a significant holding of AAA and AA rated bonds. As of November 30, 2002, more than 50% of the Fund's portfolio was rated within these two highest categories.


WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND NIM IN PARTICULAR?

In general, our outlook for the fixed income markets remains positive. We believe the U.S. economy is headed for an eventual recovery, but one that may be less robust and slower to arrive than some are predicting. We expect inflation and interest rates to remain relatively low over the near term, while new municipal volume nationally should continue to be strong, though probably below the record levels seen in 2002, as issuers take advantage of the low rate environment for both new issues and refinancings. Demand for tax-exempt municipal bonds should remain solid, as investors continue to look for ways to rebalance their portfolios and reduce overall investment risk.

We believe that NIM will generally offer good levels of call protection over the next two years, with call exposure of 18% in 2003 and just 5% in 2004. As mentioned, we've been working to mitigate the call risk and improve the overall positioning of this Fund. While the number of actual calls experienced by NIM will depend largely on market interest rates over this time, we believe the short-term call exposure of this Fund is manageable.

In the months ahead, some of our specific areas of concentration will be to continue working through NIM's credit issues and emphasizing strategies that provide support for the Fund's long-term dividend-payment capabilities. We believe that the shorter maturity of this Fund, and its potential to benefit from spread contraction as the economy improves, places NIM in an excellent position to perform relatively well in an economic recovery. Overall, we believe the attractive tax-free income and portfolio diversification potential offered by this Fund continue to represent essential components in investors' long-range financial plans.

Nuveen Select Maturities Municipal Fund

Performance
  OVERVIEW As of November 30, 2002



NIM

Pie Chart:
CREDIT QUALITY
AAA/U.S. GUARANTEED        38%
AA                         13%
A                          19%
BBB                        21%
NR                          6%
BB OR LOWER                 3%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                  $9.80
--------------------------------------------------
Common Share Net Asset Value                $10.32
--------------------------------------------------
Market Yield                                 5.39%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.70%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $127,967
--------------------------------------------------
Average Effective Maturity (Years)           12.22
--------------------------------------------------
Average Duration                              4.93
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 9/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -7.28%        -0.04%
--------------------------------------------------
5-Year                         3.13%         2.85%
--------------------------------------------------
10-Year                        4.51%         4.89%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     22%
--------------------------------------------------
Utilities                                      16%
--------------------------------------------------
Long-Term Care                                  8%
--------------------------------------------------
U.S. Guaranteed                                 8%
--------------------------------------------------
Consumer Staples                                7%
--------------------------------------------------



Bar Chart:
2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE2

12/01                   0.051
1/02                    0.051
2/02                    0.051
3/02                    0.046
4/02                    0.046
5/02                    0.046
6/02                    0.044
7/02                    0.044
8/02                    0.044
9/02                    0.044
10/02                   0.044
11/02                   0.044



Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.

12/1/01                 10.89
                        10.75
                        10.67
                        10.7
                        10.62
                        10.95
                        11
                        10.95
                        11.14
                        11.05
                        10.94
                        10.91
                        11.12
                        11
                        10.77
                        10.35
                        10.33
                        10.1
                        10.18
                        10.1
                        10.15
                        10.22
                        10.25
                        10.33
                        10.2
                        10.45
                        9.98
                        9.93
                        9.79
                        10.12
                        10.29
                        10.2
                        10.1
                        10.03
                        9.99
                        9.97
                        9.81
                        9.93
                        10
                        10.02
                        9.97
                        9.88
                        10.16
                        10.35
                        10.22
                        9.9
                        9.78
                        10.08
                        10.19
                        10.04
                        9.66
11/30/02                9.8


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders a capital gains distribution in December 2001 of $0.0283 per share.

Shareholder
       MEETING REPORT

The Shareholder Meeting was held July 31, 2002 in Chicago at Nuveen's headquarters.




                                                                             NIM
--------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                          Common
                                                                          Shares
================================================================================
Robert P. Bremner
   For                                                                11,666,718
   Withhold                                                               92,375
--------------------------------------------------------------------------------
   Total                                                              11,759,093
================================================================================

Lawrence H. Brown
   For                                                                11,670,518
   Withhold                                                               88,575
--------------------------------------------------------------------------------
   Total                                                              11,759,093
================================================================================

Anne E. Impellizzeri
   For                                                                11,664,402
   Withhold                                                               94,691
--------------------------------------------------------------------------------
   Total                                                              11,759,093
================================================================================

Peter R. Sawers
   For                                                                11,668,518
   Withhold                                                               90,575
--------------------------------------------------------------------------------
   Total                                                              11,759,093
================================================================================

Judith M. Stockdale
   For                                                                11,668,218
   Withhold                                                               90,875
--------------------------------------------------------------------------------
   Total                                                              11,759,093
================================================================================

William J. Schneider
   For                                                                11,668,918
   Withhold                                                               90,175
--------------------------------------------------------------------------------
   Total                                                              11,759,093
================================================================================

Timothy R. Schwertfeger
   For                                                                11,668,918
   Withhold                                                               90,175
--------------------------------------------------------------------------------
   Total                                                              11,759,093
================================================================================

                    Nuveen Select Maturities Municipal Fund (NIM)

                    Portfolio of
                            INVESTMENTS November 30, 2002 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*    RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 2.0%

$       2,000   Alabama 21st Century Authority, Tobacco Settlement Revenue           12/11 at 101.00         Aa1         $2,026,860
                 Bonds, Series 2001, 5.750%, 12/01/17

          500   Marshall County Health Care Authority, Alabama, Revenue Bonds,        1/12 at 101.00          A-            521,045
                 Series 2002A, 6.250%, 1/01/22


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 5.4%

        2,470   Arizona Educational Loan Marketing Corporation, Educational Loan      3/03 at 101.00         Aa2          2,501,344
                 Revenue Bonds, 6.375%, 9/01/05 (Alternative Minimum Tax)

        3,240   Industrial Development Authority of the City of Phoenix, Arizona,     4/08 at 101.50         AAA          3,544,301
                 Statewide Single Family Mortgage Revenue Bonds, 1998 Series C,
                 6.650%, 10/01/29 (Alternative Minimum Tax)

        1,185   Industrial Development Authority of the City of Winslow, Arizona,       No Opt. Call         N/R            806,914
                 Hospital Revenue Bonds (Winslow Memorial Hospital Project),
                 Series 1998, 5.750%, 6/01/08


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 2.2%

          770   Arkansas Student Loan Authority, Student Loan Revenue Bonds,         12/02 at 101.00           A            779,633
                 Series 1992A-2 (Subordinate), 6.750%, 6/01/06 (Alternative
                 Minimum Tax)

        1,000   City of Fort Smith, Arkansas, Water and Sewer Revenue Bonds,         10/11 at 100.00         AAA          1,059,000
                 Series 2002A, Refunding and Construction, 5.250%, 10/01/17

        1,000   Jonesboro, Arkansas, Industrial Development Revenue Bonds,              No Opt. Call          A+          1,008,420
                 Anheuser Busch, Inc. Project, Series 2002, 4.600%, 11/15/12


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 6.5%

        1,500   Colorado Educational and Cultural Facilities Authority, Charter       7/12 at 100.00         BBB          1,461,930
                 School Revenue Bonds, DCS Montessori Project, Series 2002A,
                 Douglas County School District RE-1, 6.000%, 7/15/22

        1,000   Denver Health and Hospital Authority, Colorado, Healthcare           12/11 at 100.00        BBB+          1,007,320
                 Revenue Bonds, Series 2001A, 6.000%, 12/01/23

          395   El Paso County, Colorado, Single Family Mortgage Revenue                No Opt. Call         Aaa            424,234
                 Tax-Exempt Refunding Bonds, Series 1992A (Class A-2),
                 8.750%, 6/01/11

        5,875   Northwest Parkway Public Highway Authority, Colorado, Senior           6/11 at 38.04         AAA          1,370,814
                 Revenue Bonds, Series 2001B, 0.000%, 6/15/27

        1,000   Summit County, Colorado, Sports Facilities Refunding Revenue            No Opt. Call         AAA          1,173,200
                 Bonds (Keystone Resorts Management, Inc. Project),
                 Series 1990, 7.750%, 9/01/06

        2,845   University of Colorado Hospital Authority, Hospital Revenue          11/11 at 100.00          A3          2,846,110
                 Bonds, Series 2001A, 5.600%, 11/15/21


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 1.5%

                Eastern Connecticut Resource Recovery Authority, Solid Waste
                Revenue Bonds (Wheelabrator Lisbon Project), Series 1993A:
          500    5.500%, 1/01/14 (Alternative Minimum Tax)                            1/03 at 102.00         BBB            488,225
        1,570    5.500%, 1/01/15 (Alternative Minimum Tax)                            1/03 at 102.00         BBB          1,467,244


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 4.4%

                District of Columbia, Washington, D.C., General Obligation
                Refunding Bonds, Series 1993A:
          900    6.000%, 6/01/07                                                        No Opt. Call         AAA          1,022,661
        4,105    6.000%, 6/01/07                                                        No Opt. Call         AAA          4,632,369


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 0.7%

          865   Escambia County, Florida, Pollution Control Revenue Bonds,            8/04 at 102.00         BBB            902,282
                 Champion International Corporation Project, Series 1994,
                 6.900%, 8/01/22 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 0.2%

          280   Atlanta Urban Residential Finance Authority, Georgia, Revenue           No Opt. Call      N/R***            294,129
                 Bonds (Landrum Arms Project), Series 1994, 6.750%, 7/01/04

                                       7

                    Nuveen Select Maturities Municipal Fund (NIM) (continued)
                           Portfolio of INVESTMENTS November 30, 2002 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*    RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 14.0%

$       2,145   Chicago Metropolitan Housing Development Corporation, Illinois,       7/03 at 100.00         AAA         $2,152,937
                 Housing Development Revenue Refunding Bonds (FHA-Insured
                 Mortgage Loan - Section 8 Assisted Project), Series 1993B,
                 5.700%, 1/01/13

        3,450   City of Chicago, Illinois, O'Hare International Airport, Special        No Opt. Call          Ca            655,500
                 Facility Revenue Bonds, United Air Lines, Inc. Project,
                 Series 2001A, 6.375%, 11/01/35 (Alternative Minimum Tax)
                 (Mandatory put 5/01/13)#

        1,000   City of Chicago, Illinois, Tax Increment Allocation Bonds (Irving/    1/09 at 100.00         N/R            991,950
                 Cicero Redevelopment Project),  Series 1998, 7.000%, 1/01/14

          165   City of Danville, Vermilion County, Illinois, Single Family          11/03 at 102.00          A1            169,556
                 Mortgage Revenue Refunding Bonds, Series 1993,
                 7.300%, 11/01/10

        2,000   Illinois Development Finance Authority, Revenue Refunding             4/10 at 102.00         BBB          2,108,820
                 Bonds, Series 1993D, Olin Corporation Project, 6.750%, 3/01/16

        5,000   Illinois Development Finance Authority, Revenue Bonds (Greek          4/11 at 105.00         Aaa          5,929,050
                 American Nursing Home Project), Series 2000A, 7.600%, 4/20/40

        1,325   Illinois Development Finance Authority, Child Care Facility Revenue   3/03 at 102.00         N/R          1,353,686
                 Bonds (Illinois Facilities Fund Project), Series 1992,
                 7.400%, 9/01/04

        1,000   Illinois Health Facilities Authority, Revenue Refunding Bonds         2/04 at 102.00          A+          1,018,700
                 (Edward Hospital Project), Series 1993A, 6.000%, 2/15/19

        1,210   Illinois Health Facilities Authority, Revenue Refunding Bonds         8/09 at 101.00          A-          1,178,939
                 (Silver Cross Hospital and Medical Centers), Series 1999,
                 5.500%, 8/15/19

        1,335   Illinois Housing Development Authority, Section 8 Elderly Housing     5/03 at 102.00           A          1,363,716
                 Revenue Bonds (Skyline Towers Apartments), Series 1992B,
                 6.625%, 11/01/07

        1,000   Illinois Educational Facilities Authority, Student Housing Revenue    5/12 at 101.00        Baa2          1,071,470
                 Bonds, Educational Advancement Foundation Fund, University
                 Center Project, Series 2002, 6.625%, 5/01/17


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 0.9%

        1,000   Indianapolis Local Public Improvement Bond Bank, Indiana,               No Opt. Call          AA          1,138,500
                 Series 1992D Bonds, 6.600%, 2/01/07


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.2%

        1,800   Tobacco Settlement Authority, Iowa, Tobacco Settlement                6/11 at 101.00          A1          1,564,596
                 Asset-Backed Revenue Bonds, Series 2001B, 5.300%, 6/01/25


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 2.7%

        3,500   Wichita, Kansas, Hospital Revenue Refunding and Improvement          11/11 at 101.00          A+          3,509,205
                 Bonds, Via Christi Health System, 2001 Series III,
                 5.500%, 11/15/21


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 2.5%
        2,000   Anne Arundel County, Maryland, Multifamily Housing Revenue              No Opt. Call        BBB-          2,050,240
                 Bonds (Woodside Apartments Project), Series 1994,
                 7.450%, 12/01/24 (Alternative Minimum Tax) (Mandatory
                 put 12/01/03)

        1,100   Maryland Energy Financing Administration, Limited Obligation          9/05 at 102.00         N/R          1,106,314
                 Cogeneration Revenue Bonds (AES Warrior Run Project),
                 Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 0.8%

        1,000   Massachusetts Industrial Finance Agency, Resource Recovery              No Opt. Call         BBB            973,600
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1992A Remarketing, 4.850%, 12/01/05


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 3.5%

        1,000   Cornell Township Economic Development Corporation, Michigan,          5/12 at 100.00         BBB            988,470
                 Environmental Improvement Revenue Refunding Bonds,
                 MeadWestvaco Corporation - Escanaba Project, Series 2002,
                 5.875%, 5/01/18

        2,332   Michigan State Hospital Finance Authority, Detroit Medical              No Opt. Call        Baa2          2,357,603
                 Center Collateralized Loan, Series 2001, 7.360%, 4/01/07

          470   Michigan State Hospital Finance Authority, Revenue Bonds,               No Opt. Call        BBB-            470,677
                 Detroit Medical Center, Series 1988A Refunding,
                 8.125%, 8/15/12

          600   Michigan State Hospital Finance Authority, Hospital Revenue           1/06 at 102.00        Baa3            602,514
                 Bonds, Sinai Hospital Refunding, Series 1995, 6.625%, 1/01/16

                                        8

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*    RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.9%

$       1,000   White Earth Band of Chippewa Indians, Minnesota, Revenue                No Opt. Call           A         $1,120,340
                 Bonds, Series 2000A, 7.000%, 12/01/11


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 5.6%

        5,000   Erie County, New York, Industrial Development Agency, Solid          12/10 at 103.00         N/R          1,050,000
                 Waste Disposal Facility Revenue Bonds (1998 CanFibre of
                 Lackawanna Project), 8.875%, 12/01/13 (Alternative
                 Minimum Tax)##

        1,500   New York State Energy Research and Development Authority,               No Opt. Call          A+          1,491,735
                 Facilities Revenue Bonds, Consolidated Edison Company, Inc.
                 Project, Series 2001A, 4.700%, 6/01/36 (Alternative Minimum
                 Tax) (Mandatory put 10/01/12)

        1,745   New York State Medical Care Facilities Finance Agency,                2/06 at 102.00         AA+          1,929,394
                 FHA-Insured Mortgage Hospital and Nursing Home Revenue
                 Bonds, 1995 Series C, 6.100%, 8/15/15

        2,130   City of Niagara Falls, Niagara County, New York, Water Treatment        No Opt. Call         AAA          2,643,564
                 Plant (Serial) Bonds, Series 1994, 8.500%, 11/01/07 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 4.1%

        2,000   Akron, Bath and Copley Joint Township Hospital District, Ohio,        5/03 at 102.00        Baa1          2,042,300
                 Hospital Facilities Revenue Bonds (Summa Health System
                 Project), Series 1992, 6.250%, 11/15/07

        3,000   County of Hamilton, Ohio, Hospital Facilities Revenue Refunding         No Opt. Call        A***          3,243,090
                 Bonds (Bethesda Hospital, Inc.), Series 1992A, 6.250%, 1/01/06


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 3.0%

        1,000   Oklahoma Industries Authority, Health System Revenue                  8/06 at 102.00         AAA          1,022,090
                 Refunding Bonds (Obligated Group consisting of INTEGRIS
                 Baptist Medical Center, Inc., INTEGRIS South Oklahoma City
                 Hospital Corporation and INTEGRIS Rural Health, Inc.),
                 Series 1995D, 5.000%, 8/15/14

        4,500   Trustees of the Tulsa Municipal Airport Trust, Oklahoma, Revenue     12/08 at 100.00         BB-          2,797,965
                 Bonds, Refunding Series 2000B, 6.000%, 6/01/35 (Alternative
                 Minimum Tax) (Mandatory put 12/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 5.8%

        1,500   Pennsylvania Economic Development Financing Authority,               12/04 at 102.00        BBB-          1,558,635
                 Resource Recovery Revenue Bonds, Colver Project,
                 Series 1994D, 7.150%, 12/01/18 (Alternative Minimum Tax)

        3,800   Pennsylvania Higher Education Assistance Agency, Student              7/03 at 102.00         AAA          3,923,348
                 Loan Revenue Bonds, 1988 Series D, 6.050%, 1/01/19
                 (Alternative Minimum Tax)

        1,545   Pennsylvania Higher Educational Facilities Authority, College           No Opt. Call         Aaa          1,898,357
                 Revenue Bonds, Ninth Series, 7.625%, 7/01/15


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.4%

        1,250   South Carolina Jobs-Economic Development Authority, Hospital            No Opt. Call         BBB          1,341,563
                 Revenue Bonds, Palmetto Health Alliance, Series 2000A,
                 7.000%, 12/15/10

          500   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00          A1            486,845
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 1.6%

        2,000   Health, Educational and Housing Facility Board of the County          9/12 at 100.00        BBB+          2,054,460
                 of Shelby, Tennessee, Hospital Revenue Bonds, Methodist
                 Healthcare, Series 2002, 6.000%, 9/01/17


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 5.6%

          500   Austin-Travis County, Texas, MHMR Center Revenue Bonds                3/05 at 101.00         AAA            546,585
                 (Mental Health and Mental Retardation Center Facilities
                 Acquisition Program), Series 1995-A, 6.500%, 3/01/15

          500   Brazos River Harbor Navigation District, Brazoria County, Texas,      5/12 at 101.00           A            496,695
                 Environmental Facilities Revenue Bonds, Dow Chemical
                 Company Project, 2002 Series A-6, 6.250%, 5/15/33 (Alternative
                 Minimum Tax) (Mandatory put 5/15/17)

          375   City of Galveston, Texas, Property Finance Authority, Inc.,           3/03 at 102.00          A3            383,483
                 Single Family Mortgage Revenue Bonds, Series 1991A,
                 8.500%, 9/01/11

          870   Texas Community MHMR Centers, Revenue Bonds (Mental Health            3/05 at 101.00         AAA            951,058
                 and Mental Retardation Center Facilities Acquisition Program),
                 Series 1995C, 6.500%, 3/01/15

        2,750   Navigation District No. 1 of Matagorda County, Texas, Pollution         No Opt. Call        BBB+          2,596,743
                 Control Revenue Bonds, Central Power & Light Company
                 Refunding, Series 2001A, 4.550%, 11/01/29 (Mandatory
                 put 11/01/06)

                                       9


                    Nuveen Select Maturities Municipal Fund (NIM) (continued)
                           Portfolio of INVESTMENTS November 30, 2002 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*    RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$         900   Tom Green County, Texas, Health Facilities Development                  No Opt. Call        Baa3         $  927,342
                 Corporation, Hospital Revenue Bonds, Shannon Health
                 System Project, Series 2001, 5.600%, 5/15/06

          500   Travis County Health Facilities Development Corporation, Texas,      11/03 at 102.00         Aaa            529,925
                 Hospital Revenue Bonds (Daughters  of Charity National
                 Health System - Daughters of Charity Health Services of
                 Austin), Series 1993B, 5.900%, 11/15/07

          680   Tri-County MHMR Services, Texas, Revenue Bonds (Mental                3/05 at 101.00         AAA            743,356
                 Health and Mental Retardation Center Facilities Acquisition
                 Program), Series 1995-E, 6.500%, 3/01/15

------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.6%

        2,055   City of Bountiful, Davis County, Utah, Hospital Revenue                 No Opt. Call         N/R          2,033,669
                 Refunding Bonds (South Davis Community Hospital Project),
                 Series 1998, 6.000%, 12/15/10


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.6%

        2,000   Hampton Redevelopment and Housing Authority, Virginia,                1/03 at 103.00        A-1+          2,087,500
                 Multifamily Housing Revenue Refunding  Bonds (Chase
                 Hampton II Apartments), Series 1994, 7.000%, 7/01/24
                 (Mandatory put 7/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 9.1%

                Washington Public Power Supply System, Nuclear Project No. 1
                Refunding Revenue Bonds, Series 1993A:
          160    7.000%, 7/01/07                                                        No Opt. Call         Aa1            186,458
        1,340    7.000%, 7/01/07                                                        No Opt. Call      Aa1***          1,583,585
        1,130    7.000%, 7/01/08                                                        No Opt. Call      Aa1***          1,355,480
        1,870    7.000%, 7/01/08                                                        No Opt. Call         Aa1          2,208,919

        7,000   Washington Public Power Supply System, Nuclear Project                  No Opt. Call         Aa1          6,301,680
                 No. 3 Refunding Revenue Bonds, Series 1990B, 0.000%, 7/01/06


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 3.6%

        2,000   County Commission of Harrison County, West Virginia,                  8/04 at 102.00         AAA          2,158,320
                 Solid Waste Disposal Revenue Bonds, West Penn Power
                 Company Project, Series 1994C, 6.750%, 8/01/24
                 (Alternative Minimum Tax)

        2,450   South Charleston, West Virginia, Industrial Development Revenue         No Opt. Call           A          2,456,002
                 Bonds, Union Carbide Chemicals and Plastic, Series 1990A,
                 8.000%, 8/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 5.5%

                Badger Tobacco Asset Securitization Corporation, Wisconsin,
                Tobacco Settlement Asset-Backed Bonds, Series 2002:
        1,000    6.125%, 6/01/27                                                      6/12 at 100.00          A1            959,650
        1,480    6.375%, 6/01/32                                                      6/12 at 100.00          A1          1,428,600

        3,500   Wisconsin Health and Educational Facilities Authority,                2/03 at 102.00         AAA          3,597,750
                 Revenue Bonds (Sisters of the Sorrowful Mother- Ministry
                 Corporation), Series 1993A, 6.125%, 8/15/13

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue        7/11 at 100.00          A-          1,031,730
                 Bonds, Agnesian Healthcare, Inc., Series 2001, 6.000%, 7/01/21
------------------------------------------------------------------------------------------------------------------------------------
$     133,962   Total Long-Term Investments (cost $129,161,557) - 97.9%                                                 125,262,294
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                      2,705,165
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $127,967,459
                ====================================================================================================================


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    # On December 9, 2002, UALCorporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser believes United will remain current on their interest payment obligations with respect to these bonds, which relate to essential operating facilities.

                    ## Non-income producing security. In September of 2002, the Erie County Acquisition Corporation, Inc. (an entity formed by Nuveen for the benefit of the Nuveen
                         Funds owning various interests in CanFibre of Lackawanna) took possession of the CanFibre of Lackawanna assets on behalf of the various Nuveen
                         Funds. Erie County Acquisition Corporation, Inc. has determined that a sale of the facility is in the best interests of shareholders and is proceeding accordingly.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                    Statement of
                        ASSETS AND LIABILITIES November 30, 2002 (Unaudited)

--------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value              $ 125,262,294
Receivables:
   Interest                                                           2,467,464
   Investments sold                                                   2,839,847
Other assets                                                                581
--------------------------------------------------------------------------------
      Total assets                                                  130,570,186
--------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                        2,466,814
Accrued expenses:
   Management fees                                                       52,773
   Other                                                                 83,140
--------------------------------------------------------------------------------
      Total liabilities                                               2,602,727
--------------------------------------------------------------------------------
Net assets                                                        $ 127,967,459
================================================================================
Shares outstanding                                                   12,394,977
================================================================================
Net asset value per share outstanding
   (net assets divided by shares outstanding)                     $       10.32
================================================================================



NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Common shares, $.01 par value per share                           $     123,950
Paid-in surplus                                                     138,316,568
Undistributed (Over-distribution of) net investment income             (109,917)
Accumulated net realized gain (loss) from investments                (6,463,879)
Net unrealized appreciation (depreciation) of investments            (3,899,263)
--------------------------------------------------------------------------------
Net assets                                                        $ 127,967,459
================================================================================


                                 See accompanying notes to financial statements.

                    Statement of
                       OPERATIONS Six Months Ended November 30, 2002 (Unaudited)

--------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $ 3,850,556
--------------------------------------------------------------------------------

EXPENSES
Management fees                                                         326,257
Shareholders' servicing agent fees and expenses                          11,081
Custodian's fees and expenses                                            31,675
Trustees' fees and expenses                                                 877
Professional fees                                                        13,383
Shareholders' reports - printing and mailing expenses                    23,521
Stock exchange listing fees                                               8,489
Investor relations expense                                                9,433
Other expenses                                                            3,480
--------------------------------------------------------------------------------
Total expenses before custodian fee credit                              428,196
   Custodian fee credit                                                  (4,181)
--------------------------------------------------------------------------------
Net expenses                                                            424,015
--------------------------------------------------------------------------------
Net investment income                                                 3,426,541
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments                                       70,848
Change in net unrealized appreciation
   (depreciation) of investments                                     (3,216,276)
--------------------------------------------------------------------------------
Net gain (loss) from investments                                     (3,145,428)
--------------------------------------------------------------------------------
Net increase in net assets from operations                          $   281,113
================================================================================

                                 See accompanying notes to financial statements.

                    Statement of
                        CHANGES IN NET ASSETS (Unaudited)

                                                                                        SIX MONTHS
                                                                                             ENDED           YEAR ENDED
                                                                                          11/30/02              5/31/02
------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                $   3,426,541        $   7,070,269
Net realized gain (loss) from investments                                                   70,848           (6,247,761)
Change in net unrealized appreciation (depreciation) of investments                     (3,216,276)            (969,471)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                      281,113             (146,963)
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income                                             (3,272,274)          (7,506,788)
From accumulated net realized gains from investment transactions                              --               (350,621)
------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                               (3,272,274)          (7,857,409)
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                                              --                158,873
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                   (2,991,161)          (7,845,499)
Net assets at the beginning of year                                                    130,958,620          138,804,119
------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                        $ 127,967,459        $ 130,958,620
========================================================================================================================
Undistributed (Over-distribution of) net investment income at the end of period      $    (109,917)       $    (240,437)
========================================================================================================================

                                 See accompanying notes to financial statements.

                                       13

Notes to
      FINANCIAL STATEMENTS (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Fund covered in this report and its corresponding Common share New York Stock Exchange symbol is Nuveen Select Maturities Municipal Fund (NIM) (the "Fund").

The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital by investing in a diversified, investment-grade quality portfolio of municipal obligations with intermediate characteristics having an initial average effective maturity of approximately ten years. In assembling and managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of the Fund's investment adviser, represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Fund's investment adviser, Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, will actively monitor the effective maturities of the Fund's investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity for the Fund's portfolio of twelve years or less.

The Fund is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Fund or its designee may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 2002, the Fund had no such outstanding purchase commitments.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund.

Dividends and Distributions to Shareholders
Dividends from tax-exempt net investment income are declared and paid monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 2002.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
There were no share transactions during the six months ended November 30, 2002. During the fiscal year ended May 31, 2002, 14,191 shares were issued to shareholders due to reinvestment of distributions.

3. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in intermediate-term municipal securities for the six months ended November 30, 2002, aggregated $10,192,796 and $11,156,203, respectively. Purchases and sales (including maturities) of investments in short-term securities for the six months ended November 30, 2002, aggregated $2,500,000 and $2,500,000, respectively.

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At November 30, 2002, the cost of investments owned was $129,100,355.

The net unrealized depreciation of investments at November 30, 2002, aggregated $3,838,061 of which $5,390,082 related to appreciated securities and $9,228,143 related to depreciated securities.

The tax components of undistributed net investment income and net realized gains at May 31, 2002, the Fund's last fiscal year end, were as follows:

--------------------------------------------------------------------------------
Undistributed tax-exempt income                                         $137,678
Undistributed ordinary income *                                            4,729
Undistributed net long-term capital gains                                     --
================================================================================

The tax character of distributions paid during the fiscal year ended May 31, 2002, the Fund's last fiscal year end, were designated for purposes of the dividends paid deduction as follows:

--------------------------------------------------------------------------------
Distributions from tax-exempt income                                  $7,506,788
Distributions from ordinary income *                                          --
Distributions from net long-term capital gains                           349,903
================================================================================
* Ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2002, the Fund's last fiscal year end, the Fund had an unused capital loss carryforward of $14,922 available to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2010.

The Fund has elected to defer net realized losses from investments incurred from November 1, 2001 through May 31, 2002 ("post-October losses") in accordance with Federal income tax regulations. The Fund has $6,512,769 of post-October losses that are treated as having arisen in the following fiscal year.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)


5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .5000%
For the next $125 million                                                 .4875
For the next $250 million                                                 .4750
For the next $500 million                                                 .4625
For the next $1 billion                                                   .4500
For net assets over $2 billion                                            .4375
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

6. INVESTMENT COMPOSITION
At November 30, 2002, the revenue sources by municipal purpose, expressed as a percent of intermediate-term investments, were as follows:


--------------------------------------------------------------------------------
Basic Materials                                                               6%
Consumer Staples                                                              7
Education and Civic Organizations                                             7
Healthcare                                                                   22
Housing/Multifamily                                                           6
Housing/Single Family                                                         4
Long-Term Care                                                                8
Tax Obligation/General                                                        6
Tax Obligation/Limited                                                        5
Transportation                                                                4
U.S. Guaranteed                                                               8
Utilities                                                                    16
Other                                                                         1
--------------------------------------------------------------------------------
                                                                            100%
================================================================================

In addition, 29% of the intermediate-term investments owned by the Fund are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Fund's shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.

7. SUBSEQUENT EVENT - DISTRIBUTIONS TO SHAREHOLDERS
The Fund declared a dividend distribution of $.0440 per share from its tax-exempt net investment income which was paid on December 30, 2002, to shareholders of record on December 15, 2002.

Financial
        HIGHLIGHTS (Unaudited)

                    Financial
                           HIGHLIGHTS (Unaudited)

Selected data for a share outstanding throughout each period:

                                 Investment Operations          Less Distributions                                  Total Returns
                            ------------------------------  ---------------------------                         --------------------
                              From and         Net
                             in Excess   Realized/
                 Beginning      of Net  Unrealized                 Net                       Ending     Ending  Based on   Based on
                 Net Asset  Investment  Investment          Investment  Capital           Net Asset     Market    Market  Net Asset
                     Value      Income  Gain (Loss)  Total      Income    Gains   Total       Value      Value     Value+     Value+
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
        2003(a)     $10.57        $.28       $(.27)   $.01       $(.26)   $  --   $(.26)     $10.32   $ 9.8000     (3.72)%      .12%
        2002         11.21         .57        (.57)     --        (.61)    (.03)   (.64)      10.57    10.4500      1.87       (.06)
        2001         11.16         .62         .06     .68        (.63)      --    (.63)      11.21    10.8700     13.15       6.19
        2000         11.84         .63        (.59)    .04        (.62)    (.10)   (.72)      11.16    10.1875     (5.48)       .43
        1999         11.95         .61        (.07)    .54        (.61)    (.04)   (.65)      11.84    11.5625      6.87       4.64
        1998         11.70         .61         .29     .90        (.61)    (.04)   (.65)      11.95    11.4375     12.60       7.85
====================================================================================================================================

                                                      Ratios/Supplemental Data
                   ---------------------------------------------------------------------------------------
                                          Before Credit                   After Credit**
                                  ---------------------------     ---------------------------
                                                 Ratio of Net                    Ratio of Net
                                     Ratio of      Investment        Ratio of      Investment
                       Ending     Expenses to       Income to     Expenses to       Income to    Portfolio
                   Net Assets         Average         Average         Average         Average     Turnover
                         (000)     Net Assets      Net Assets      Net Assets      Net Assets         Rate
----------------------------------------------------------------------------------------------------------
Year Ended 5/31:
        2003(a)      $127,967             .66%*          5.24%*           .65%*          5.25%*          8%
        2002          130,959             .69            5.23             .68            5.23           48
        2001          138,804             .64            5.50             .61            5.53           35
        2000          138,149             .61            5.48             .61            5.49            6
        1999          146,630             .63            5.14             .62            5.15           31
        1998          147,842             .65            5.17             .65            5.17           13
==========================================================================================================


*       Annualized.

**      After custodian fee credit, where applicable.

+ Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in net asset value per share. Total returns are not annualized.

a)      For the six months ended November 30, 2002.


                                 See accompanying notes to financial statements.

                                  18-19 SPREAD

Build Your Wealth
       AUTOMATICALLY


SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
   INFORMATION


BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


GLOSSARY OF TERMS USED IN THIS REPORT
AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


----------
The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended November 30, 2002. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
           FOR GENERATIONS

PHOTO OF: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


Logo: NUVEEN Investments

Nuveen Investments o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com                                   ESA-A-1102D